                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Section 240.14a-12

                                    ICO, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)    Title of each class of securities to which transaction applies:
         (2)    Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)    Proposed maximum aggregate value of transaction:
         (5)    Total fee paid.
[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:
         (2)    Form, Schedule or Registration Statement No.:
         (3)    Filing Party:
         (4)    Date Filed:

[ICO logo appears here]                                   Corporate Headquarters
                                                    11490 Westheimer, Suite 1000
                                                            Houston, Texas 77077

                                                                    NEWS RELEASE
TO:                                                    Contact:   Jason Duran
                                                                  Al Pacholder
                                                       Phone:     281-721-4200
                                                       Fax:       281-721-4251
                                                       Website:   www.icoinc.com
                                                       Pages:     2

--------------------------------------------------------------------------------

                     ICO RESPONDS TO TRAVIS STREET PARTNERS

         February 6, 2001 - HOUSTON, TEXAS - ICO, Inc. (NASDAQ: ICOC) announced today that it has sent the following letter to Travis Street Partners, LLC:


         February 6, 2001

         Mr. Timothy J. Gollin                                 Via Facsimile
         Manager                                               and Regular Mail
         910 Travis Street
         Suite 2150
         Houston, TX  77002

         Dear Mr. Gollin:

         We have received your February 1 letter seeking to revive the highly conditional proposal contained in your letter of December 20, 2000, which proposal expired by its terms on December 22, 2000.

         As you know, we recently retained Bear, Stearns & Co. Inc. to assist the Board in exploring strategic alternatives to build shareholder value. Bear Stearns is working with the Board and management to address the concern that the markets have not put a fair value on ICO's businesses.

         We do not believe that Travis Street Partners shares the Board's commitment to unlock ICO's true value for the benefit of all shareholders. Rather, we believe that, as a bidder, you are seeking to obtain ICO and its valuable assets at the lowest possible price for your own benefit.

         We note that your latest letter purports to state a price, while at the same time reserving the right to reduce that price should ICO's directors resist the proxy fight you started.

         Consequently, we regard your letter with its February 23, 2001 expiration as the latest step in your ongoing campaign of false information, innuendo, and character assassination to derail our review of strategic alternatives with Bear Stearns. In our view, you oppose that process because its goal, enhancement of value for all shareholders, is diametrically opposed to your goal of acquiring ICO at the cheapest possible price. Our belief as to the real purpose of your letter is highlighted by the fact that you released it on your web site and issued a press release about it even before sending it to ICO.

         The current and future fair value of ICO belong to its shareholders, not to opportunistic bidders. Our Board is committed to realizing those values for the shareholders.

         Very truly yours,


         Al O. Pacholder

                  ICO, Inc. (the "Company") strongly advises all shareholders to read the Company's proxy statement, which will be filed with the Securities and Exchange Commission. The Company's proxy statement will contain important information that you should consider before making any decisions about the proposals to be voted on at the Company's Annual Meeting. When completed, the Company's proxy statement will be mailed to all ICO shareholders and will be available at no charge at the SEC's web site at http://www.sec.gov or from the Company by contacting Innisfree M&A Incorporated, toll-free, at 888-750-5834.

                  In addition, the identity of the people who, under SEC rules, may be considered "participants in the solicitation" of ICO shareholders by ICO's Board of Directors and any description of their interests, are available in an SEC filing under Schedule 14A made by ICO on January 9, 2001.

                  ICO, Inc. serves the global petrochemical, energy and steel industries by providing high technology equipment and services for petrochemical processing and oilfield services.

                  Statements regarding the Board's and its adviser's review of strategic alternatives, future values, as well as any other statements that are not historical facts in this press release are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, outcome of the review, the market for the Company's businesses and securities, demand for the Company's services and products, business cycles and other conditions of the oil and gas and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

New Press Release-February 6, 2001
ICO RESPONDS TO TRAVIS STREET PARTNERS


February 6, 2001

ICO RESPONDS TO TRAVIS STREET PARTNERS


          February 6, 2001, HOUSTON, TEXAS--ICO, Inc. (NASDAQ: ICOC) announced today that it has sent the following letter to Travis Street Partners, LLC:



         February 6, 2001

         Mr. Timothy J. Gollin                                 Via Facsimile
         Manager                                               and Regular Mail
         910 Travis Street
         Suite 2150
         Houston, TX  77002

         Dear Mr. Gollin:

         We have received your February 1 letter seeking to revive the highly conditional proposal contained in your letter of December 20, 2000, which proposal expired by its terms on December 22, 2000.

         As you know, we recently retained Bear, Stearns & Co. Inc. to assist the Board in exploring strategic alternatives to build shareholder value. Bear Stearns is working with the Board and management to address the concern that the markets have not put a fair value on ICO's businesses.

         We do not believe that Travis Street Partners shares the Board's commitment to unlock ICO's true value for the benefit of all shareholders. Rather, we believe that, as a bidder, you are seeking to obtain ICO and its valuable assets at the lowest possible price for your own benefit.

         We note that your latest letter purports to state a price, while at the same time reserving the right to reduce that price should ICO's directors resist the proxy fight you started.

         Consequently, we regard your letter with its February 23, 2001 expiration as the latest step in your ongoing campaign of false information, innuendo, and character assassination to derail our review of strategic alternatives with Bear Stearns. In our view, you oppose that process because its goal, enhancement of value for all shareholders, is diametrically opposed to your goal of acquiring ICO at the cheapest possible price. Our belief as to the real purpose of your letter is highlighted by the fact that you released it on your web site and issued a press release about it even before sending it to ICO.

         The current and future fair value of ICO belong to its shareholders, not to opportunistic bidders. Our Board is committed to realizing those values for the shareholders.

         Very truly yours,


         Al O. Pacholder

                  ICO, Inc. (the "Company") strongly advises all shareholders to read the Company's proxy statement, which will be filed with the Securities and Exchange Commission. The Company's proxy statement will contain important information that you should consider before making any decisions about the proposals to be voted on at the Company's Annual Meeting. When completed, the Company's proxy statement will be mailed to all ICO shareholders and will be available at no charge at the SEC's web site at http://www.sec.gov or from the Company by contacting Innisfree M&A Incorporated, toll-free, at 888-750-5834.

                  In addition, the identity of the people who, under SEC rules, may be considered "participants in the solicitation" of ICO shareholders by ICO's Board of Directors and any description of their interests, are available in an SEC filing under Schedule 14A made by ICO on January 9, 2001.

                  ICO, Inc. serves the global petrochemical, energy and steel industries by providing high technology equipment and services for petrochemical processing and oilfield services.

                  Statements regarding the Board's and its adviser's review of strategic alternatives, future values, as well as any other statements that are not historical facts in this press release are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, outcome of the review, the market for the Company's businesses and securities, demand for the Company's services and products, business cycles and other conditions of the oil and gas and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.